Recapitalization Costs	12 Months Ended
Jun. 30, 2026
Recapitalization Costs [Abstract]
Recapitalization Costs
28.	Recapitalization Costs

The difference in the fair value of the shares issued by the Company, the accounting acquirer, and the fair value of the SPAC’s accounting acquiree’s identifiable net assets represent a service received by the accounting acquirer. This difference is considered as cost of listing (recapitalization) and recorded in the consolidated profit or loss and other comprehensive income.

The following table displays the calculation of the listing costs recognized for the year ended June 30, 2024:

	Number of shares/warrants	At Closing Date
		AUD$
Net deficit from SPAC transferred to the Company	-	7,048,439
Class A Ordinary Shares	1,066,168	-
Founder shareholders and other advisors	2,666,900	-
Total shares issued to SPAC	3,733,068	-
Diluted share price at Closing Date	4.32	-
Total value transferred to the SPAC	-	16,126,854
Recapitalization costs	-	23,210,293